Exhibit 99.1
Valeant Pharmaceuticals International
Performance Restricted Stock Unit Award
and Matching Restricted Stock Unit Award Grant Notice
(2006 Equity Incentive Plan)
     Valeant Pharmaceuticals International (the “Company”), pursuant to Section 6(b) of the Company’s 2006 Equity Incentive Plan (the “Plan”), hereby awards to Participant a performance-based Restricted Stock Unit (“Performance RSU”) Award (the “Performance RSU Award”) and a Matching Restricted Stock Unit (“Matching RSU”) Award (the “Matching RSU Award”) each covering the number of shares of the Company’s Common Stock set forth below, (collectively the “Awards”). These Awards will be evidenced by a Performance Restricted Stock Unit and Matching RSU Award Agreement (the “Award Agreement”). These Awards are subject to all of the terms and conditions as set forth herein and in the applicable Award Agreement and the Plan, both of which are incorporated herein in their entirety. The Award Agreement is attached hereto and the Plan may be found on the Human Resources page of the Company’s corporate intranet at http://valeantvision.com/departments/GA/public/HR/HRHome.jspf. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Awards and the Plan, the terms of the Plan shall control.

Performance RSU Award
Participant:	Peter Blott

Grant Date	July 28, 2008

Number of Shares Subject to Award:	47,600

Consideration:	Participant’s Services

Matching RSU Award
Purchase Dates	September 15, 2008; December 16, 2008, March 16, 2009

Share Purchase Limit:	$400,000

Maximum Matching RSU Award:	$400,000

Consideration:	Participant’s Services

Performance RSU Awards:
Vesting of Performance RSU Awards. If the conditions set forth in either (a) or (b) below are met, the Performance RSU Awards will vest to the extent set forth therein, provided that in no event shall vesting occur prior to April 1, 2010:

(a)	Vesting of Performance RSU Award Based Upon Meeting Strategic Initiatives:
(i)	If all six (6) of the following strategic initiatives are met, the Participant shall vest and the Company shall deliver to Participant as soon as practicable (but in any event no later than 45 days) following certification by the Company’s Board of Directors (the “Board”) that all of the strategic initiatives have been achieved, a number of Shares of the Company’s Common Stock (“Shares”) equal to the number of Performance RSUs granted pursuant to the Performance RSU Award; provided that Participant is employed by the Company on the later of the date the last initiative is met or April 1, 2010.
(1)	Approval of the retigabine NDA;

(2)	Partnering retigabine;

(3)	Sell part or all of Europe;

(4)	20% EBIT margin for 2 consecutive quarters, excluding royalties;

(5)	Mexico pro forma run rate of $140 million annual sales ($35 million per quarter) at 2008 plan rate and 40% EBIT margin for 2 consecutive quarters; and

(6)	Retire senior debt, repurchase an additional $200 million of shares and draw down inventory to competitive levels.
(b)	TSR Vesting:
(i)	If the Per Share Price (defined below) of a Share on the Measurement Date ( the “Measurement Date Average Price”), equals or exceeds a value which produces a Compound Annual TSR (as defined below) of 15%, Participant shall vest in and the Company shall deliver to Participant as soon as practicable (but in any event no later than 45 days) following the Measurement Date a number of Shares equal to one-third (1/3) of the number of Performance RSUs granted pursuant to the Performance RSU Award, provided that Participant is employed by the Company on the Measurement Date. “Measurement Date” means February 1, 2011. “Per Share Price” shall mean the average of the closing prices of Shares during the twenty (20) consecutive trading days ending on the day prior to the Measurement Date. “Compound Annual TSR” shall mean the compound annual Share price appreciation from February 1, 2008 using the specified base Share price of $12.27 (which was the Per Share Price on the effective date of the Performance RSU Award granted to the Company’s Chief Executive Officer pursuant to his employment agreement), to the Per Share Price on the applicable measurement date plus the value derived from the reinvestment of any dividends paid on the Company’s common stock during such period, with reinvestment determined based on the closing price of the common stock on the dividend payment date; or
(ii)	if the Measurement Date Average Price equals or exceeds a value which produces a Compound Annual TSR of 30%, Participant shall vest in and the Company shall deliver to Participant as soon as practicable (but in any event no later than 45 days) following the Measurement Date, a number of Shares equal to two-thirds (2/3) of the number of Performance RSUs granted pursuant to the Performance RSU Award, provided that Participant is employed by the Company on the Measurement Date; or

(iii)	if the Measurement Date Average Price equals or exceeds a value which produces a Compound Annual TSR of 45%, Participant shall vest in and the Company shall deliver to Participant as soon as practicable (but in any event no later than 45 days) following the Measurement Date, a number of Shares equal to the number of Performance RSUs granted pursuant to the Performance RSU Award, provided that Participant is employed by the Company on the Measurement Date; or

(iv)	if the Measurement Date Average Price produces a Compound Annual TSR between 15% and 30%, or between 30% and 45%, Participant shall vest in and the Company shall deliver a number of Performance RSUs that is the mathematical interpolation between the number of shares which would vest at such two percentages; provided that Participant is employed by the Company on the Measurement Date.
Performance RSUs that could have been earned under any of subclauses (i), (ii), (iii) or (iv) above, that are not earned on the Measurement Date may be earned on February 1, 2012 (the “Second Measurement Date”) based on the Compound Annual TSR from February 1, 2008 through the Second Measurement Date using the same performance targets described in subclauses (i) through (iv) above (net of any Performance RSUs that were earned on the Measurement Date based on performance to such date); provided that Participant is employed by the Company on the Second Measurement Date. Any Performance RSUs that vest as of the Measurement Date will not be affected if the Compound Annual TSR on the Second Measurement Date is less than that generated by the Measurement Date Average Price. Any Performance RSUs that are not vested as of the Second Measurement shall be immediately forfeited. Exhibit A, attached hereto, contains the share price targets to achieve the 15%, 30% and 45% Compound Annual TSRs on the Measurement Date and the Second Measurement Date.
The determination of whether the Compound Annual TSR targets and the strategic initiatives have been met will be made in the sole discretion of Board. The Board also has discretion to accelerate the vesting of all or a portion of Participant’s Performance RSU Award based upon overall performance of the Company and/or Participant or based upon any change in business conditions, provided that the exercise of such discretion would not cause a Performance RSU that would otherwise be deducible as “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code to become non-deductible.
Share Purchase and Matching RSU Award Provisions.
(a)	If, prior to September 15, 2008, December 16, 2008 or March 16, 2009 (the “Purchase Dates”), Participant purchases, on the market through a third-party broker designated by the Company and during periods of open trading in accordance with the Company’s trading policy and applicable law, Shares (the “Purchased Shares”); then, as soon as practicable following each of the Purchase Dates (but no later than the end of the month following the month in which the Purchase Date occurs), the Company shall grant to Participant a number of Matching RSUs equal to the number of Purchased Shares so purchased on or prior to September 15, 2008, from September 16, 2008 through December 16, 2008, and from December 17, 2008 through March 16, 2009, as applicable, up to a maximum aggregate number of restricted share units (taking into account purchases prior to each of the Purchase Dates) equal to a number of Purchased Shares with an aggregate purchase price of up to the greater of 100% of the Participant’s base salary as of the date hereof or $100,000 (the “Purchased Share Limit”).

(c)	Matching RSUs shall vest and be settled in Shares on the following schedule: Twenty-five percent (25%) of the Matching RSUs shall vest and be settled on the first anniversary of the applicable Purchase Date and an additional 25% of the Matching RSUs shall vest and be settled each of the second, third, and fourth anniversaries of the applicable Purchase Date, provided Participant is employed on the relevant vesting date and Participant has not otherwise sold or disposed of the corresponding Purchased Share prior to such vesting date. If Participant sells (or otherwise disposes of) any Purchased Shares prior to the fourth anniversary of the applicable Purchase Date, an equal number of unvested Matching RSUs (up to the maximum number of Matching RSUs unvested as of the date of sale or disposition) shall be forfeited with the Matching RSUs next scheduled to vest being forfeited first.
     Additional Terms/Acknowledgements:
     Participant shall not be permitted to sell, assign, transfer, or otherwise dispose of more than fifty percent (50%) of the Net Shares (as defined below) acquired upon settlement of the Performance RSUs and Matching RSUs until the expiration of the two-year period following such settlement, or, if sooner, until a Change in Control (as defined in the Plan) or until Participant experiences a termination of employment. For purposes of this Section, Net Shares shall mean the net number of Shares acquired by Participant upon settlement of the Performance RSUs and Matching RSUs after subtracting any such Shares withheld by the Company in payment of withholding obligations applicable to such settlement.
The undersigned acknowledges receipt of, and understands and agrees to, all of the terms and conditions of this Performance Restricted Stock Unit and Matching RSU Award Grant Notice, the Restricted Stock Unit and Matching RSU Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Performance Restricted Stock Unit Award and Matching RSU Award Grant Notice, the Performance Restricted Stock Unit and Matching RSU Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Performance RSUs and Matching RSUs and supersede all prior oral and written agreements on that subject.

Valeant Pharmaceuticals International		Participant:

By:	/s/ J. Michael Pearson	/s/ Peter J. Blott

	Signature	Signature

Title:	Chairman and Chief Executive Officer	Date:	August 27, 2008

Date:	August 21, 2008

Attachment: Performance Restricted Stock Unit and Matching RSU Award Agreement

Exhibit A to Grant Notice
For Performance RSUs: Per Share Price targets
On the Measurement Date:
15% Compound Annual TSR = $18.66 / Share
30% Compound Annual TSR = $26.96 / Share
45% Compound Annual TSR = $37.41 / Share
On the Second Measurement Date:
15% Compound Annual TSR = $21.46 / Share
30% Compound Annual TSR = $35.04 / Share
45% Compound Annual TSR = $52.24 / Share

Valeant Pharmaceuticals International
2006 Equity Incentive Plan
Performance Restricted Stock Unit and Matching RSU Award Agreement
     Pursuant to the Performance Restricted Stock Unit Award and Matching RSU Award Grant Notice (“Grant Notice”) and this Performance Restricted Stock Unit Award and Matching RSU Agreement (“Agreement”), Valeant Pharmaceuticals International (the “Company”) has awarded you a Performance Restricted Stock Unit (“Performance RSU”) Award (the “RSU Award”) and a Matching RSU Award (the “Matching RSU Award”), (collectively the “Awards”) pursuant to Section 6(b) of the Company’s 2006 Equity Incentive Plan (the “Plan”) for the number of shares of the Company’s common stock (“Common Stock”) indicated in the Grant Notice. Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan.
     The details of your Award are as follows.
     1. Consideration. Consideration for these Awards are satisfied by your services to the Company.
     2. Vesting. Subject to the limitations contained herein, your Awards will vest as provided in the Grant Notice provided that, notwithstanding anything to the contrary in any other Company plan or in any individual agreement between you and the Company, vesting will cease upon termination of your employment with the Company. In the event of a Change in Control (as defined in the Plan) occurring on or after the second anniversary of the (i) Grant Date under the Grant Notice, with respect to your Performance RSU Award, and (ii) the applicable Purchase Date, with respect to your Matching RSU Award, such Awards shall vest in full. Notwithstanding anything to the contrary in any other Company plan or in any individual agreement between you and the Company, (x) in the event of a Change in Control prior to such date, your Performance RSU Award shall vest on a pro rata basis, vesting one twenty-fourth for each month from the Grant Date under the Grant Notice through the date of the Change in Control and any unvested Performance RSUs shall be forfeited and (y) upon a Change in Control occurring prior to the second anniversary of an applicable Purchase Date, the number of Matching RSUs that vest will be equal to the number of Purchased Shares purchased prior to the Change in Control and retained by you multiplied by a fraction, the numerator of which is the number of months elapsed between the applicable Purchase Date and the Change in Control and the denominator of which is 24 and any unvested Matching RSUs shall be forfeited. Upon the occurrence of a Change in Control, you shall be permitted to sell, assign, transfer, or otherwise dispose of all of your Net Shares (as defined in your Grant Notice) acquired upon settlement of the Performance RSUs and Matching RSUs. Vested shares of Common Stock subject to your Awards may be forfeited to the extent provided in Section 4 of this Agreement.
     3. Dividend Equivalents. Dividend equivalents will be credited in respect of shares covered by these Awards. Such dividend equivalents will be converted into additional shares covered by these Awards by dividing (i) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of shares covered by these Awards by (ii) the fair market value per share of Common Stock on the payment date for such dividend. The additional shares of Common Stock credited by reason of such dividend

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equivalents will be subject to all the terms and conditions of these Awards and shall vest and shall be distributed only upon the vesting and distribution of the underlying shares with respect to which the dividend equivalents were granted.
     4. Distribution of Shares of Common Stock. The Company will deliver to you a number of shares of Common Stock equal to the number of vested shares of Common Stock subject to your Awards, as well as dividend equivalents credited with respect to such shares, following the date all or a portion of your Awards vest (but in any event no more than forty-five (45) days after such vesting date); provided, that, you are employed by the Company on the vesting date, and provided, further that, notwithstanding anything in the Plan to the contrary, if the Company terminates your employment for Cause and Common Stock has not yet been distributed, then you shall forfeit any right under vested Awards to such distribution of Common Stock. Notwithstanding the foregoing, in the event that the Company determines that your sale of shares of Company Stock on the date the shares subject to all or any portion of your Awards are scheduled to be delivered (the “Original Distribution Date”) would violate its policy regarding insider trading of the Common Stock, as determined by the Company in accordance with such policy, then such shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable following the next date that you could sell such shares pursuant to such policy; provided, however, that in no event shall the delivery of the shares be delayed pursuant to this provision beyond the later of: (1) December 31st of the same calendar year of the Original Distribution Date, or (2) the 15th day of the third calendar month following the Original Distribution Date.
     5. Number of Shares. The number of shares of Common Stock subject to your Awards may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. The Company will establish a bookkeeping account to reflect the number of shares that are subject to your Awards and the Fair Market Value of the shares that are subject to your Awards. However, you will not be deemed to be the holder of, or to have any of the rights of a stockholder with respect to, any shares of Common Stock subject to your Awards (including but not limited to stockholder voting rights) unless and until the shares have been delivered to in accordance with Section 4 of this Agreement.
     6. Compliance with Section 409A of the Internal Revenue Code. Notwithstanding anything to the contrary set forth herein, the Company may amend this Agreement and your Awards at any time and in any and all respects without your consent as the Company may, in its sole discretion, deem appropriate in order to comply with the requirements of the Treasury Department regulations and other guidance governing Section 409A of the Code. The Company will notify you of any such changes made to this Agreement and your Awards.
     7. Securities Law Compliance. You may not be issued any shares of Common Stock under your Awards unless the shares are either (i) then registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Awards must also comply with other applicable laws and regulations governing the Awards, and you shall not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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     8. Restrictive Legends. The shares of Common Stock issued under your Awards shall be endorsed with appropriate legends, if any, determined by the Company.
     9. Transferability. Your Awards are not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of shares of Common Stock pursuant to Section 4 of this Agreement.
     10. Awards Not an Employment Contract. Your Awards are not an employment or service contract, and nothing in either of your Awards will be deemed to create in any way whatsoever any obligation on your part to continue in the service of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue such service. In addition, nothing in either of your Awards will obligate the Company or an Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as an employee, director or consultant to the Company or an Affiliate.
     11. Unsecured Obligation. Your Awards are unfunded, and as a holder of a Performance RSU or a Matching RSU, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares of Common Stock pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares of Common Stock subject to your Awards until such shares of Common Stock are issued to you pursuant to Section 4 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
     12. Withholding Obligations.
          (a) On or before the time you receive a distribution of shares of Common Stock pursuant to either of your Awards, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the shares of Common Stock, payroll and any other amounts payable to you and otherwise agree to make adequate provision for any sums required to satisfy the Federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your Awards.
          (b) Unless the tax withholding obligations of the Company and/or any Affiliate are satisfied, the Company will have no obligation to issue a certificate for such shares of Common Stock.
     13. Notices. Any notices provided for in your Awards or the Plan shall be given in writing and shall be deemed effectively given upon receipt in the case of notices delivered by the Company to you by electronic mail or by hand delivery, or five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

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     14. Headings. The headings of the Sections in this Agreement are inserted for convenience only and will not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.
     15. Amendment. Nothing in this Agreement shall restrict the Company’s ability to exercise its discretionary authority pursuant to Section 2 of the Plan; provided, however, that no such action may, without your consent, adversely affect your rights under your Awards and this Agreement. Notwithstanding the foregoing, the Company may amend this Agreement and either or both of your Awards without your consent as provided in Section 6 of this Agreement. Without limiting the foregoing, the Board (or appropriate committee thereof) reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of either or both of the Award which is then subject to restrictions as provided herein.
     16. Miscellaneous.
          (a) The rights and obligations of the Company under your Awards will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
          (b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Awards.
          (c) You acknowledge and agree that you have reviewed your Awards in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Awards and fully understand all provisions of your Awards.
          (d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
          (e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
     17. Governing Plan Document. Your Awards are subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Awards, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Awards and those of the Plan, the provisions of the Plan will control. The Board (or appropriate committee thereof) will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and

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determinations made by the Board (or appropriate committee thereof) will be final and binding upon you, the Company, and all other interested persons. No member of the Board (or appropriate committee thereof) will be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.
     18. Effect on Other Benefit Plans. The value of the Awards subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating the benefits under any benefit plan sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s benefit plans.
     19. Choice of Law. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflicts of laws rules.
     20. Resolution of Disputes. To ensure rapid and economical resolution of any disputes that may arise under the Plan and this Agreement with respect to either or both your Awards, you and the Company agree that any and all disputes, claims, or controversies of any nature whatsoever arising from or regarding the interpretation, performance, enforcement or breach of the Plan and this Agreement with respect to your Awards (excluding, however, any dispute that may arise with respect to a termination for Cause as provided in Section 4 of this Agreement) shall be resolved, to the fullest extent allowed by law, by confidential, final and binding arbitration conducted by Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Orange County, California, under the then-existing JAMS rules, using a single arbitrator. The arbitration shall be completed within six (6) months from the date the demand for arbitration is filed with JAMS, provided that the arbitrator may extend such date for good reason as determined in his sole discretion. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written arbitration decision including the arbitrator’s essential findings and conclusions and a statement of the award. Nothing in this Agreement is intended to prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. The arbitrator, and not a court, shall be authorized to determine whether the provisions of this Section 20 apply to a dispute, controversy or claim sought to be resolved in accordance with these arbitration procedures. Notwithstanding the foregoing, neither party shall be permitted to initiate a demand for arbitration until it has participated in a non-binding mediation conducted by JAMS, after providing notice to the other party. Both parties shall participate in such a mediation within forty-five (45) days of delivery of such notice. If the parties cannot mutually agree upon a mediator within ten (10) days of such notice, then a mediator shall be designated by JAMS.
     21. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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The undersigned acknowledges receipt of, and understands and agrees to, all of the terms and conditions of this Performance Restricted Stock Unit and Matching RSU Award Grant Notice, the Restricted Stock Unit and Matching RSU Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, the Performance Restricted Stock Unit Award and Matching RSU Award Grant Notice, this Performance Restricted Stock Unit and Matching RSU Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the Performance RSUs and Matching RSUs and supersede all prior oral and written agreements on that subject.

Valeant Pharmaceuticals International		Participant:

By:	/s/ J. Michael Pearson	/s/ Peter J. Blott

	Signature	Signature

Title:	Chairman and Chief Executive Officer	Date:	August 27, 2008

Date:	August 21, 2008

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